                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               U.S. REALTEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            (U.S. RealTel Inc. LOGO)
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 25, 2001
                             ---------------------

To our stockholders:

     The 2001 annual meeting of stockholders of U.S. RealTel, Inc. will be held at our offices located at One Financial Plaza, Suite 1101, Fort Lauderdale, Florida 33394, on Friday, May 25, 2001, beginning at 9:00 a.m. local time. At the meeting, stockholders will vote on the following matters:

     (1) Election of five directors, each for a term of one year; and

     (2) Any other matters that properly come before the meeting.

     Stockholders of record at the close of business on April 10, 2001 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

     Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

     This is an important meeting and you are invited to attend the meeting in person. If you are unable to attend, we urge you to execute and return the enclosed proxy card as promptly as possible. If you execute a proxy card, you may nevertheless attend the meeting, revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors,

                                          /s/ Perry H. Ruda
                                          Perry H. Ruda
                                          Chairman of the Board and
                                          Chief Executive Officer

April 30, 2001
Fort Lauderdale, Florida

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Meeting...........................................    1
  What is the purpose of the meeting?.......................    1
  Who is entitled to vote at the meeting?...................    1
  What are the voting rights of stockholders?...............    1
  Who may attend the meeting?...............................    1
  What constitutes a quorum?................................    1
  How do I vote?............................................    1
  Can I change my vote after I return my proxy card?........    2
  What are the board's recommendations?.....................    2
  What vote is required to approve each item?...............    2
  What are the effects of "broker non-votes"?...............    2
  Who will pay for the preparation of the proxy?............    2
Stock Ownership.............................................    3
Item 1 -- Election of Directors.............................    5
  Directors Standing for Election...........................    5
  Management................................................    6
     Executive Officers and Directors.......................    6
     How are directors compensated?.........................    7
     How often did the board meet during fiscal 2000?.......    7
     What committees has the board established?.............    7
     Board Committee Membership.............................    8
  Report of the Audit Committee.............................    9
  Executive Compensation....................................   10
     Summary Compensation Table.............................   10
     Stock Option Grants in Fiscal 2000.....................   11
     Stock Option Exercises and Values for Fiscal 2000......   11
     Employment Agreements..................................   11
     Employee Benefit Plans.................................   12
Certain Relationships and Related Transactions..............   13
Compliance With Section 16(a) of the Securities Exchange Act
  of 1934...................................................   14
Relationship With Independent Auditors......................   14
Fees Paid To Our Independent Auditors.......................   14
Other Matters...............................................   14
Additional Information......................................   15

                                       (i)

                            (U.S. RealTel Inc. LOGO)

                        ONE FINANCIAL PLAZA, SUITE 1101
                         FORT LAUDERDALE, FLORIDA 33394

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                                                                  April 30, 2001

     This proxy statement contains information related to the annual meeting of stockholders of U.S. RealTel, Inc. to be held on Friday, May 25, 2001, beginning at 9:00 a.m., at our offices located at One Financial Plaza, Suite 1101, Fort Lauderdale, Florida 33394, and at any postponements and adjournments thereof. We are first mailing this proxy statement, the foregoing notice of annual meeting of stockholders and the enclosed proxy card to our stockholders on or about May 4, 2001.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors. In addition, our management will report on our performance during fiscal 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, April 10, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF STOCKHOLDERS?

     Each stockholder will be entitled to one vote on each matter to be voted upon at the meeting for each share of our common stock held by the stockholder.

WHO MAY ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by the proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,467,808 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with us either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of our board of directors. The board's recommendation is set forth in this proxy statement. The board recommends a vote FOR election of the nominated slate of directors (see page 6).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Stockholders are not entitled to cumulative votes in the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have no effect on the outcome of the vote, although it will be counted for purposes of determining whether there is a quorum.

     OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

WHAT ARE THE EFFECTS OF "BROKER NON-VOTES"?

     If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Accordingly, such "broker non-votes" will not be included in vote totals and will have no effect on the outcome of any votes. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL PAY FOR THE PREPARATION OF THE PROXY?

     We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

     Our principal executive offices are located at One Financial Plaza, Suite 1101, Fort Lauderdale, Florida 33394, and our telephone number is (954) 462-0449. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

                                STOCK OWNERSHIP

     The table below sets forth information regarding the beneficial ownership of our common stock as of April 1, 2001, by the following individuals or groups:

     - each person or entity who is known by us to own beneficially more than 5.0% of our outstanding stock;

     - each of the executive officers named in the Summary Compensation Table below;

     - each of our directors; and

     - all directors and executive officers as a group.

     Unless otherwise indicated, the address of each of the individuals listed in the table is c/o U.S. RealTel, Inc., One Financial Plaza, Suite 1101, Fort Lauderdale, Florida 33394. Except as otherwise indicated, and subject to community property and receivership laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

     Percentage ownership in the following table is based on 6,467,808 shares of common stock outstanding as of April 1, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Shares of our common stock subject to options or warrants that are presently exercisable or exercisable within 60 days of April 1, 2001 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

                                                               NUMBER OF SHARES        PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED   SHARES OUTSTANDING
------------------------                                      ------------------   ------------------
Directors, Named Executive Officers and 5% Stockholders
Ross J. Mangano(1)..........................................      1,706,695               23.8%
Steven N. Siegler(2)........................................      1,200,000               18.6
Gerard H. Sweeney(3)........................................      1,157,692               16.0
Brandywine Operating Partnership, L.P.(4)...................      1,132,692               15.7
Jordan E. Glazov(5).........................................        765,898               11.6
Jo & Co (6).................................................        775,876               11.5
Perry H. Ruda(7)............................................        718,893               10.9
David J. Doerge(8)..........................................        480,525                7.4
Doerge-U.S. RealTel, L.L.C.(9)..............................        464,125                7.2
Craig M. Siegler(10)........................................        473,198                7.1
Mark J. Grant(11)...........................................        168,651                2.5
Pablo Hoffman(12)...........................................         15,000                  *
Daniel Knafo................................................             --                 --
Federico Romero.............................................             --                 --
All directors and executive officers as a group (10
  persons)(13)..............................................      4,845,169               74.9

---------------

  *  Less than one percent.

 (1) Includes 60,000 shares of our common stock subject to warrants exercisable within 60 days of April 1, 2001. Includes 286,460 shares held by trusts of which Mr. Mangano serves as trustee, as follows: Joseph D. Oliver
     Trust -- GO Cunningham Fund (62,500), Joseph D. Oliver Trust -- James Oliver II Fund (62,500), Joseph D. Oliver Trust -- Joseph D. Oliver, Jr. Fund (62,500), Joseph D. Oliver Trust -- Susan C. Oliver Fund (62,500), C. Frederick Cunningham III Rev. Trust dated 11/25/75 (24,960), J. Oliver Cunningham Jr. Rev. Trust dated 5/24/77 (11,500). Also includes the following: warrants to purchase 116,667 shares held by such trusts; 525,000 shares and warrants to purchase 250,876 shares held by Jo & Co., a corporation for which Mr. Mangano serves as President; 65,000 shares held by John S. Warriner and 37,500 shares and warrants to purchase 17,500 shares held by James Hart over which

     Mr. Mangano has voting and/or dispositive control. Also includes warrants to purchase 272,692 shares held by Troon & Co.
 (2) Steven N. Siegler's address is 1331 Frankfort Street, New Orleans, Louisiana 70122.
 (3) Includes 25,000 shares subject to warrants exercisable within 60 days of April 1, 2001. Includes 384,615 shares held by Brandywine Operating Partnership, L.P. and 748,077 shares subject to warrants exercisable within 60 days of March 31, 2001 held by Brandywine Operating Partnership, L.P., of which Mr. Sweeney disclaims any beneficial ownership. Mr. Sweeney is the President and Chief Executive Officer of Brandywine Realty Trust, the general partner of Brandywine Operating Partnership, L.P.
 (4) The address of Brandywine Operating Partnership, L.P. is 14 Campus Blvd., Newton Square, Pennsylvania 19073. Includes 748,077 shares subject to warrants exercisable within 60 days of April 1, 2001.
 (5) Includes 113,938 shares subject to options or warrants exercisable within 60 days of April 1, 2001. The remaining 651,960 shares are held in joint tenancy with Mr. Glazov's wife. Does not include 3,568 shares held by one of Mr. Glazov's sons, 3,568 shares held by another of Mr. Glazov's sons and 2,318 shares held by Mr. Glazov's daughter.
 (6) The address of Jo & Co. is 112 W. Jefferson Blvd., Suite 613, South Bend, Indiana 46601. Includes 250,876 shares subject to warrants exercisable within 60 days of March 31, 2001.
 (7) Includes 113,938 shares subject to options and warrants exercisable within 60 days of April 1, 2001.
 (8) Includes 464,125 shares held by Doerge-U.S. RealTel, L.L.C., of which Mr. Doerge is the manager.
 (9) The address of Doerge-U.S. RealTel, L.L.C. is 30 S. Wacker Drive, Suite 2112, Chicago, Illinois 60606.
(10) Includes 160,858 shares subject to warrants exercisable within 60 days of April 1, 2001. Does not include 9,000 shares held by Mr. Siegler's father, and 1,200,000 shares held by Mr. Siegler's brother. Includes 20,895 shares held by the Florence Skolnik Siegler Foundation over which shares Mr. Siegler has voting and dispositive control.
(11) Includes 60,002 shares subject to warrants exercisable within 60 days of April 1, 2001. Includes 7,500 shares held by Access Financial Group, Inc. and 91,524 shares subject to warrants exercisable within 60 days of April 1, 2001 held by Access Financial Group, Inc. Mr. Grant serves as a director and president-capital markets of Access Financial Group, Inc.
(12) Includes 15,000 shares subject to options exercisable within 60 days of April 1, 2001.
(13) See footnotes (1) through (12) above.

                        ITEM 1 -- ELECTION OF DIRECTORS

                        DIRECTORS STANDING FOR ELECTION

     Our bylaws provide that our board of directors shall consist of not less than five nor more than ten members, with the exact number fixed from time to time by resolution of the board of directors. Our board of directors currently has six members, each of whose current term of office expires at the 2001 annual meeting. The board of directors proposes that the nominees described below, all of whom are currently serving as directors, be re-elected for a new term and until their successors are duly elected and qualified. If a nominee becomes unavailable to serve as a director, the board may designate a substitute nominee.

     Five directors are to be elected at the 2001 Annual Meeting, whereupon the size of the board will be reduced from six members to five members. The board of directors has nominated the following individuals, all of whom are currently serving as directors, to stand for re-election and proxies representing our common stock will be voted for them absent contrary instructions.

                                 Perry H. Ruda
                                 Mark J. Grant
                                Jordan E. Glazov
                                Ross J. Mangano
                               Gerard H. Sweeney

     For additional information regarding the above nominees, including a description of their business experience, please see "Management -- Executive Officers and Directors" beginning on page 6.

     The board of directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominee and for such other person as may be designated by the board of directors, unless directed by a proxy to do otherwise.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

     Our executive officers and directors, and their ages are as follows:

NAME                                   AGE                           POSITION
----                                   ---                           --------
Perry H. Ruda........................  58    Chairman of the Board and Chief Executive Officer
Mark J. Grant........................  50    President and Director
Daniel Knafo.........................  34    Chief Operating Officer and Secretary
Pablo Hoffman........................  51    Regional Director -- South American Operations,
                                             President -- RealTel de Argentina
Federico Romero......................  57    President -- RealTel do Brazil
Jordan E. Glazov.....................  58    Director
Ross J. Mangano......................  54    Director
Craig M. Siegler.....................  49    Director
Gerard H. Sweeney....................  49    Director

     PERRY H. RUDA co-founded AGILE, LLC, our predecessor, in January 1997. He has served as a director and as our chairman of the Board and Chief Executive Officer since November 1997. From January 1997 to November 1997, Mr. Ruda co-managed AGILE, LLC. From 1980 to 1996, he served as president of Perry Ruda & Company, where he was responsible for negotiating corporate facilities leases for Fortune 500 corporations and providing real estate acquisition services for high profile properties and tenants. From 1995 to 1996, Mr. Ruda served as chief financial officer of Cellular Realty Advisors. Mr. Ruda also has more than 25 years of experience in commercial real estate.

     MARK J. GRANT has served as a director since October 1998 and as our President since January 2001. Mr. Grant has served as a director and president of capital markets of Access Financial Group, Inc. since October 1995. From September 1988 to January 1994, he served as a director and executive vice president of Capital Markets of Rodman & Renshaw, an investment banking firm. Prior to this position, Mr. Grant held various positions at Stern Brothers & Co., a investment banking firm, including head of the fixed income department, the syndicate department and a director.

     DANIEL KNAFO has served as our Chief Operating Officer since January 2001 and Assistant Secretary since May 2000 and served as our Secretary since February 2001. From January 1999 to April 2000, he served as director of operations for DK Consulting Group, Inc., a real estate consulting firm. From 1995 to January 1999 he served as senior vice president, operations of Cellular Realty Advisors, Inc., an international wireless telecommunications consulting firm. Mr. Knafo holds a Master of Business Administration degree from Nova Southeastern University and a Bachelor of Arts degree from Florida Atlantic University.

     PABLO HOFFMAN has served as our Regional Director -- South American Operations since February 2000 and President of our subsidiary, RealTel de Argentina, since March 1999. From December 1997 to March 1999, Mr. Hoffman served as Senior Vice President of Access Financial Group. From January 1996 to December 1997, he served as Vice President of First Equity Corporation.

     FEDERICO ROMERO has served as President of our subsidiary, RealTel do Brazil, since February 2000. From September 1997 to February 2000, Mr. Romero served as Senior Vice President of Access Financial Group. From May 1996 to September 1997 he served as Vice President of First Equity Corporation.

     JORDAN E. GLAZOV co-founded AGILE, LLC in January 1997. He has served as a director since November 1997 and served as our President from November 1997 until December 2000. From January 1997 to November 1997, Mr. Glazov co-managed AGILE, LLC. From August 1990 to January 1997, he was the sole principal of Jordan E. Glazov Real Estate Financial Services, which acted as an acquisition and asset management consultant to institutional investors. From January 1989 to August 1990, he served as a vice president and manager of the Financial Services Group of Cushman & Wakefield of Illinois. Mr. Glazov holds a B.S. in accounting from the University of Illinois School of Commerce, a J.D. from the Northwestern University School of Law, and a real estate brokers license in Illinois.

     CRAIG M. SIEGLER has served as a director since November 1997 and served as our Secretary from November 1997 to February 2001. Since April 1994, Mr. Siegler has been president and owner of Siegler Corporation, a venture capital and investment banking firm. From October 1991 until April 1994, Mr. Siegler served as a managing director of Gruntal & Co., Incorporated, an investment banking firm. From April 1990 until October 1991, he served as chairman of the board and chief executive officer of Discus Music World, Inc., a wholesale and retail distributor of recorded music products. From November 1985 until April 1990, Mr. Siegler served as a managing director of Ladenburg, Thalman & Co., Inc., an investment banking firm.

     GERARD H. SWEENEY has served as a director since January 2000. Mr. Sweeney also serves as president, chief executive officer and trustee of Brandywine Realty Trust. Mr. Sweeney has served as chief executive officer since August 1994, as president since November 1988 and as a trustee since February 1994. Brandywine Realty Trust is a public real estate investment trust located in Newtown Square, Pennsylvania. Prior to August 1988, Mr. Sweeney served as vice president of LCOR, Incorporated, a real estate development firm. Mr. Sweeney was employed by the Linpro Company (a predecessor of LCOR) from 1983 to 1994, during which time he served in several capacities, including financial vice president and general partner. Mr. Sweeney is a member of NAREIT, the ULI, the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

     ROSS J. MANGANO has served as a director since October 1998. Mr. Mangano has served as the Chairman of the Board of Directors of Cerprobe, a public company, since February 1992 and as a director of Cerprobe since February 1998. Mr. Magano has served as the President of Oliver Estate, Inc., an investment management company located in South Bend, Indiana, since 1996. Prior to that time, Mr. Mangano served in various management positions with Oliver Estate, Inc. since 1971. Mr. Mangano also is an investment analyst for Oliver Estate, Inc. Mr. Mangano has served on the Board of Directors of BioSante Pharmaceuticals, Inc. a public company located in Lincolnshire, Illinois, since July 1999 and Orchard Software Company, a privately held company which develops software for the medical industry located in Carmel, Indiana, since August 1998.

HOW ARE DIRECTORS COMPENSATED?

     In consideration of Messrs. Mangano and Grant joining the board in October 1998, they each received warrants to purchase 25,000 shares of our common stock at an exercise price of $4.00 per share. These warrants, if not sooner exercised, expire on October 2, 2003. In consideration of Mr. Sweeney joining the board in January 2000, he received warrants to purchase 25,000 shares of our common stock at an exercise price of $8.00 per share. These warrants, if not sooner exercised, expire on February 14, 2005. All directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the board. From time to time, we may also grant our non-employee directors options after reviewing the level of compensation paid to non-employee directors to other companies similarly situated to us.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2000?

     The board of directors met 19 times during fiscal 2000. Each director attended more than 75% of the total number of meetings of the board and committees on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The board of directors has an audit committee, a compensation committee and a finance committee. The board does not have a nominating or similar committee. The board of directors performs the functions of a nominating committee. The current members of the committees of the board of directors are set forth below.

                           BOARD COMMITTEE MEMBERSHIP

                                                    COMPENSATION
NAME                                                 COMMITTEE     AUDIT COMMITTEE   FINANCE COMMITTEE
----                                                ------------   ---------------   -----------------
Perry H. Ruda.....................................
Mark J. Grant.....................................                                          **
Jordan E. Glazov..................................        *               *
Ross J. Mangano...................................       **               *                  *
Craig M. Siegler..................................
Gerard H. Sweeney.................................        *              **                  *

---------------

 * Member.
** Chair.

     COMPENSATION COMMITTEE. The compensation committee reviews and makes recommendations to the board regarding all forms of compensation provided to our executive officers and directors and those of our subsidiaries, including stock compensation and loans. In addition, the compensation committee reviews and makes recommendations on stock compensation arrangements for all of our employees. The compensation committee also administers our 1999 Employee Equity Incentive Plan. During fiscal 2000, the compensation committee met two times.

     AUDIT COMMITTEE. The functions of the audit committee are described below under the heading Report of the Audit Committee. Management believes that Mr. Mangano is "independent" within the meaning of the rules of the National Association of Securities Dealers.

     FINANCE COMMITTEE. The finance committee reviews and makes recommendations to the board regarding our financial policies and planning, strategic planning and investments, sales of securities and other financial transactions. During fiscal 2000, the finance committee met three times.

                         REPORT OF THE AUDIT COMMITTEE

     The following Report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The audit committee's role is to act on behalf of the board of directors in the oversight of all material aspects of our corporate financial reporting and our external audit, including, among other things, our internal control structure, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal requirements that have a significant impact on our financial reports. Although, management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls, the audit committee consults with management and our independent auditors regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the audit committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent auditors. The audit committee has not yet adopted a written charter. The audit committee has met once in 2001, which was during the month of February. The audit committee did not meet in 2000.

     During its February 2001 meeting, the audit committee reviewed the financial statements for fiscal 2000 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards Nos. 61 and 90, including the auditors' judgments as to the quality, not just the acceptability, of our accounting principles. At that meeting, the audit committee received the written disclosures and the letter from the independent auditors required by Independent Standards Board No. 1 and discussed with the independent auditors their independence from management and U.S. RealTel. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to U.S. RealTel is compatible with maintaining the auditors' independence.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements for fiscal 2000 be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                         MEMBERS OF THE AUDIT COMMITTEE

                          Gerard H. Sweeney (Chairman)
                                Jordan E. Glazov
                                Ross J. Mangano

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and our four most highly compensated executive officers who served in such capacities as of December 31, 2000, collectively referred to below as the "named executive officers," for the fiscal years ended December 31, 1998, 1999 and 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                              ANNUAL COMPENSATION                AWARDS
                                                      -----------------------------------    --------------
                                                                                OTHER          SECURITIES
                                                                                ANNUAL         UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR     SALARY      BONUS     COMPENSATION       OPTIONS
---------------------------                   ----    --------    -------    ------------    --------------
Perry Ruda................................    2000    $200,000    $50,000      $18,000(1)            --
  Chairman of the Board and                   1999     190,481     25,000       18,000(1)        40,000(6)
  Chief Executive Officer                     1998     160,000     53,333       18,000(1)            --
Jordan E. Glazov(2).......................    2000    $200,000    $50,000      $18,000(1)            --
  President                                   1999     190,300     25,000       18,000(1)        40,000(6)
                                              1998     160,000     53,333       18,000(1)            --
Ilene Dobrow Davidson(3)..................    2000    $174,000    $36,000      $ 8,400(1)
  Executive Vice President and General        1999     150,000         --        8,400(1)        74,444(6)
  Counsel                                     1998     112,000         --           --
Charles McNamee(4)........................    2000    $165,000    $45,000      $    --
  President -- Occupant Services Division     1999     150,000         --           --           67,500(6)
                                              1998     122,000         --           --
Burton Blinick............................    2000    $159,000    $76,000      $ 8,400(1)
  Senior Vice President(5)                    1999     150,000         --        8,400(1)        74,444(6)
                                              1998     107,000         --           --

---------------

(1) Automobile allowance.
(2) Mr. Glazov served as our President from November 1997 through December 2000.
(3) Ms. Davidson served as our Executive Vice President and General Counsel from January 1998 through December 2000.
(4) Mr. McNamee served as our President -- Occupant Services Division from January 1998 through December 2000.
(5) Mr. Blinick served as our Senior Vice President from January 1998 through December 2000.
(6) Stock options issued pursuant to 1999 Employee Equity Incentive Plan.

STOCK OPTION GRANTS IN FISCAL 2000

     No stock options or stock appreciation rights were granted to any of the named executive officers during the fiscal year ended December 31, 2000.

STOCK OPTION EXERCISES AND VALUES FOR FISCAL 2000

     The table below sets forth the following information with respect to option exercises during fiscal 2000 by each of the named executive officers and the status of their options at December 31, 2000:

     - the number of shares of common stock acquired upon exercise of options during fiscal 2000;

     - the aggregate dollar value realized upon the exercise of such options;

     - the total number of exercisable and non-exercisable stock options held at December 31, 2000; and

     - the aggregate dollar value of in-the-money exercisable options at December 31, 2000.

         AGGREGATE OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                                                                       NUMBER OF SECURITIES
                                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                            OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                         SHARES                          DECEMBER 31, 2000          DECEMBER 31, 2000($)(1)
                                        ACQUIRED         VALUE      ---------------------------   ---------------------------
                                     ON EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                     --------------   -----------   -----------   -------------   -----------   -------------
Perry H. Ruda......................       --              --          40,000             --         $      (2)     $    --
Jordan E. Glazov...................       --              --          40,000             --                (2)          --
Ilene Dobrow Davidson..............       --              --          74,444             --                (2)          --
Charles McNamee....................       --              --          67,500             --                (2)          --
Burton Blinick.....................       --              --          74,444             --                (2)          --

---------------

(1) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $2.00, the average of the high and low sales price per share of common stock as reported by the Nasdaq OTC Bulletin Board on December 29, 2000.
(2) The option exercise price exceeded the fair market value of the common stock on such date, and accordingly, such options were "underwater."

EMPLOYMENT AGREEMENTS

     Perry H. Ruda. We entered into an employment agreement with Mr. Ruda on January 15, 1997, with an initial term of five years. The agreement was amended as of April 20, 1999. As amended, the agreement provides for a base salary of $200,000 per year and provides for automatic three-year rolling renewals. The agreement may be terminated without cause by the board of directors as of April 1 of any year, provided written notice is given to Mr. Ruda no later than February 1 of such year. In the event of a termination without cause, the agreement calls for the payment to Mr. Ruda of the present value of his base salary, bonus and any benefits entitled to be received for the remaining term of the agreement. Mr. Ruda has agreed not to compete with us for two years after the termination of his agreement.

     Jordan E. Glazov. We entered into an employment agreement with Mr. Glazov on January 15, 1997, with an initial term of five years. The agreement was amended as of April 20, 1999. As amended, the agreement provides for a base salary of $200,000 per year and provides for automatic three-year rolling renewals. The agreement may be terminated without cause by the board of directors as of April 1 of any year, provided written notice is given to Mr. Glazov no later than February 1 of such year. Mr. Glazov has agreed to waive any extension beyond March 31, 2003 so that the term of the agreement will end on March 31, 2003. In the event of a termination without cause, the agreement calls for the payment to Mr. Glazov of the present value of his base salary, bonus and any benefits entitled to be received for the remaining term of the agreement. Mr. Glazov's employment agreement was converted to a consulting agreement as of January 1, 2001. Mr. Glazov has agreed not to compete with us for two years after the termination of his agreement.

     Mark J. Grant. We entered into an employment agreement with Mr. Grant on January 1, 2001, with an initial term of one year that may be renewed by mutual agreement for successive renewal terms of one year each. Upon termination of the agreement, Mr. Grant is entitled to receive six months' compensation and automobile allowance. The agreement provides for a base salary of $175,000 per year. We may terminate the agreement at any time by written notice. In the event of a termination without cause, we must pay Mr. Grant the present value of his base salary and automobile allowance for the remaining term of the agreement, together with six months' compensation and automobile allowance. In the event we terminate Mr. Grant's employment due to his disability, we must pay him six months' compensation and automobile allowance. In the event we terminate Mr. Grant's employment for cause, he is not entitled to any severance payments; provided, however, that if termination for cause is based upon the failure to achieve certain financial goals, then we must pay Mr. Grant six months' compensation and automobile allowance. Mr. Grant has agreed not to compete with us for one year after the termination of his agreement.

EMPLOYEE BENEFIT PLANS

     1999 Employee Equity Incentive Plan. Our board of directors adopted our 1999 Employee Equity Incentive Plan on April 20, 1999 and our stockholders approved the adoption of the plan on September 15, 1999. We have reserved 484,655 shares of common stock for issuance under the plan as of April 1, 2001, of which options to purchase 360,000 shares were outstanding as of that date. Under the plan, directors, officers, full-time employees and consultants are eligible to receive awards. The types of awards that may be made under the plan are options to purchase common stock, stock appreciation rights, restricted shares, performance units, performance shares and stock bonuses. Options granted under the plan may be designated as incentive stock options that qualify for favorable tax treatment for the optionee under Section 422 of the Internal Revenue Code of 1986. Awards under the plan will vest and become exercisable in four equal installments, becoming exercisable on each of the first four anniversaries of the grant date with respect to the award. If shares awarded under the plan are forfeited, then those shares will again become available for new awards under the plan.

     The compensation committee of our board of directors administers the plan. The committee has complete discretion to make all decisions, subject to the express provisions of the plan, relating to the interpretation and operation of the plan, including the discretion to determine which individuals are eligible to receive any award, and to determine the type, number, vesting requirements and other features and conditions of each award.

     The exercise price of incentive stock options granted under the plan may not be less than 100% of the fair market value of the common stock on the option grant date. The exercise price may be paid in cash or by other means, including a cashless exercise method as determined by the compensation committee.

     The plan will terminate on April 20, 2009 or at an earlier time determined by the board of directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1998, we issued 13,750 shares of our common stock and paid $152,000 to Access Financial Group, Inc. for services rendered in connection with a private placement of securities. For services rendered in connection with the sale of common stock and warrants in October 1998 and the conversion of convertible debentures in October and December 1998, we issued to Access Financial Group, Inc. warrants to purchase 9,625 shares of our common stock at $4 per share and warrants to purchase 39,477 shares of our common stock at $5.25 per share. For services rendered in connection with the exercise of stock options by former holders of our Series A and Series B convertible debentures in February, March and April 1999, we issued to Access Financial Group, Inc. warrants to purchase 4,348 shares of our common stock at $5.25 per share. In addition, we have paid Access Financial Group $41,062 for services rendered since January 1999. Mark J. Grant, our President and one of our directors, is a director and president-capital markets of Access Financial Group, Inc. We sublease our principal executive offices in Fort Lauderdale, Florida from Access Financial Group for approximately $24,000 per year. We have subleased this space from Access Financial Group since we moved our corporate headquarters from Chicago, Illinois in January 2001. In addition, Access Financial Group is the sole market maker for our common stock.

     On September 24, 1999, we executed a $1,500,000 convertible promissory note with a partnership and certain trusts of which Ross J. Mangano, one of our directors, is a partner or trustee. The note bore interest at a rate of 7% annually. The principal amount of the note was due and payable on January 2, 2001 unless the holder elected to exercise the right to convert the convertible note into our common stock at $6.50 per share or into stock of our Argentinean subsidiary. On January 2, 2001, the holder converted the note into stock of our Argentine subsidiary.

     On December 28, 1999, as part of our second private placement in 1999, we issued to Brandywine Operating Partnership, L.P., of whose general partner, Brandywine Realty Trust, Gerard H. Sweeney is president and chief executive officer, a $3,000,000 convertible debenture, which could be drawn upon until December 28, 2000. The conversion price of this debenture was $7.50 per share of common stock. This debenture carried interest at 12% and was due at the earlier of July 1, 2001 or the completion of a public offering of our common stock yielding proceeds to us of at least $10,000,000. The debenture holder also had the option to convert the interest due to shares of our common stock, rather than cash, at $6.50 per share. We repaid all outstanding principal and interest thereunder and canceled the convertible debenture in December 2000 with a portion of the proceeds of the sale of our North American operations. As part of the issuance of the convertible debenture in December 1999, we sold to Brandywine Operating Partnership, L.P. 384,615 shares of common stock at $6.50 per share, for a total aggregate purchase price of $2,500,000. In connection therewith, we issued to Brandywine Operating Partnership, L.P. warrants to purchase 600,000 shares of common stock at an exercise price of $8.00 per share.

     In August 2000, we received an interim bridge financing commitment by issuing to Perry H. Ruda, Jordan E. Glazov, Ross J. Mangano, Gerard H. Sweeney and Victor Chigas, the president of Access Financial Group, promissory notes in the aggregate principal amount of $1,750,000 and warrants to purchase up to 638,462 shares of our common stock at an exercise price of $3.25 per share. The promissory notes carried interest at 12% per annum and were due on December 14, 2000. The warrants are exercisable through August 15, 2005. At the time of the commitment, we drew down $1,355,000 against the commitment and issued 466,921 warrants. We repaid these promissory notes in December 2000 with a portion of the proceeds of the sale of our North American operations.

     Consulting fees to Mark J. Grant, one of our directors, amounted to $143,000 in 2000 and $81,500 in 1999.

     We believe that all transactions between us and the related parties are on terms no less favorable to us than those terms we could have obtained from unaffiliated third parties.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of all such reports they file.

     To our knowledge, based solely on a review of the copies of filings furnished to us and/or written or oral representations that no other reports were required, we believe that all of our directors, executive officers and 10% stockholders complied during 2000 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, except that Craig Siegler, one of our directors, filed late Forms 4 in connection with sales of 1,000,000 shares of common stock in July 2000 and an aggregate of 5,000 shares of common stock in December 2000.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of BDO Seidman, independent auditors, served as our independent auditors for the fiscal year ended December 31, 2000. Our board of directors has selected BDO Seidman as our independent auditors for 2001. One or more representatives of BDO Seidman are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

                     FEES PAID TO OUR INDEPENDENT AUDITORS

     The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal year ended December 31, 2000.

AUDIT FEES

     The aggregate fees billed by BDO Seidman for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for that fiscal year were $119,545.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     BDO Seidman billed no fees for professional services rendered to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed by BDO Seidman for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were $113,214.

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for an action by the stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     ADVANCE NOTICE PROCEDURES. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of meeting, which includes stockholder proposals that we are required to include in our proxy statement pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, or is otherwise brought before the meeting by or at the direction of the board or by a stockholder entitled to vote who has delivered notice to us containing information specified in the bylaws not less than 120 or more than 150 days prior to the first anniversary of the date of notice of the preceding year's annual meeting of stockholders; provided, however, that in the event that no annual meeting of stockholders or election by consent was held in the previous year, notice by the stockholder to be timely must be received by us not later than the 10th day following the day on which the meeting date was publicly disclosed. These requirements are separate from and in addition to the SEC's requirements in Rule 14a-8 that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2002 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by us no later than January 4, 2002.

                                          By Order of the Board of Directors,

                                          /s/ Perry H. Ruda
                                          Perry H. Ruda
                                          Chairman of the Board and
                                          Chief Executive Officer

April 30, 2001

                               U.S. REALTEL, INC.

                               ONE FINANCIAL PLAZA
                                   SUITE 1101
                         FORT LAUDERDALE, FLORIDA 33394


           THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

         The undersigned holder of our common stock hereby appoints Jordan E. Glazov and Edgardo Vargas as proxies for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of our stock that the undersigned is entitled to vote at our 2001 Annual Meeting of Stockholders, to be held on Friday, May 25, 2001, at 9:00 a.m., local time, at our offices located at One Financial Plaza, Suite 1101, Fort Lauderdale, Florida 33394, and at any adjournments or postponements thereof.

         PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

   [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

   1. Election of Directors.

   Vote for all Nominees Listed Below (except as written below)
   [ ]

   Vote Withheld from all Nominees
   [ ]

   OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1).

   NOMINEES:                  Perry H. Ruda           Gerard H. Sweeney
                              Mark J. Grant           Ross J. Mangano
                              Jordan E. Glazov

   (Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)


   -------------------------------------------------------------------------


   2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF YOU MAIL THE ENVELOPE FROM WITHIN THE UNITED STATES.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) our 2001 Annual Report to Stockholders.

DATE
    ----------------------------------------------------------------------------

SIGNATURE
         -----------------------------------------------------------------------

SIGNATURE (If held jointly)
                           -----------------------------------------------------

Note: Please sign exactly as your name appears hereon and mail this proxy promptly even though you may plan to attend the meeting. Joint owners should each sign this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing for a corporation, please have the president or other authorized officer sign with the full corporate name. If signing for a partnership, an authorized person must sign in the partnership name.